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                                                                    EXHIBIT 99.1

                              ANNUAL CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of PDV America, Inc. (the "registrant"), does hereby certify, to each officer's knowledge, that:

         The Report on Form 10-K for the year ended December 31, 2002 of the registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the registrant.

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Dated: March 28, 2003                          /s/       Carlos Jorda
       --------------                         ----------------------------------
                                              Name: Carlos Jorda
                                              Title:   Chief Executive Officer



Dated: March 28, 2003                          /s/     Luis Davila
       --------------                         ----------------------------------
                                              Name:  Luis Davila
                                              Title:    Chief Financial Officer
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